Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber, investors	(713) 497-3042
	Pat Hammond, media	(713) 497-7723

FOR IMMEDIATE RELEASE:	May 3, 2007

Reliant Energy Reports First Quarter Results
Open and Adjusted EBITDA Consistent with Expectations

HOUSTON — Reliant Energy, Inc. reported open EBITDA of $114 million for the first quarter of 2007, compared to $45 million for the first quarter of 2006.  Improved retail contribution margin was partially offset by lower wholesale open contribution margin.  Adjusted EBITDA, which includes the effect of historical and operational wholesale hedges and gains on sales of emission allowances, was $81 million for the first quarter of 2007, compared to $76 million for the first quarter of 2006.  During the first quarter of 2007, the company reported free cash flow used in continuing operations of $37 million, compared to $27 million for the same period in 2006.

“This was a solid quarter for our retail and wholesale operations and is consistent with our expectations,” commented Joel Staff, chairman and chief executive officer.  “With our repositioning essentially complete, we are looking forward to implementing our new strategic plan with a program of disciplined growth and a continued focus on maximizing shareholder value.  I am confident that our incoming chief executive officer, Mark Jacobs, working along side with Brian Landrum, incoming chief operating officer, will lead Reliant to the next level.”

On a GAAP basis, income from continuing operations before income taxes was $412 million for the first quarter of 2007, compared to a loss from continuing operations before income taxes of $81 million for the same period of 2006.  The GAAP numbers include net unrealized gains from energy derivatives of $522 million for the first quarter of 2007 and $23 million for the same period of 2006.  Unrealized gains and losses reverse in the period of delivery.  First quarter 2007 results also include a $22 million charge for a litigation settlement.  First quarter 2006 results included gains on sales of assets and emission allowances totaling $151 million.  Cash provided by continuing operations from operating activities was $35 million, compared to a $228 million use of cash in continuing operations from operating activities for the first quarter of 2006.

OUTLOOK

Reliant Energy’s outlook for open EBITDA is $1,033 million, $1,257 million and $1,177 million for the years ending December 31, 2007, 2008 and 2009, respectively.  Adjusted EBITDA, which includes the impact of historical and operational wholesale hedging activity is $911 million, $1,184 million and $1,083 million for the same periods.  The outlook for free cash flow provided by continuing operations is $269 million, $433 million and $551 million for the years ending December 31, 2007, 2008 and 2009, respectively.

1

This outlook is based on forward commodity prices as of March 23, 2007, and assumptions and estimates by Reliant Energy.

Open EBITDA
Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Income from continuing operations before income taxes	$857	$490	$400
Unrealized (gains) losses on energy derivatives	(640)	(3)	29
Western States and similar settlements	(22)	—	—
Depreciation and amortization	403	437	424
Interest expense, net	313	260	230
Adjusted EBITDA *	$911	$1,184	$1,083
Historical and operational wholesale hedges	122	73	94
Open EBITDA	$1,033	$1,257	$1,177

Free Cash Flow from Continuing Operations
Outlook Reconciliation

($ millions)	2007E	2008E	2009E
Operating cash flow from continuing operations *	$830	$964	$877
Change in margin deposits	(297)	(89)	(20)
Western States and similar settlements payments	57	—	—
Adjusted cash flow provided by continuing operations	$590	$875	$857
Capital expenditures	(238)	(308)	(183)
Purchases of emission allowances	(83)	(134)	(123)
Free cash flow provided by continuing operations	$269	$433	$551

*                     Outlook assumes no changes in working capital.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

Adjusted retail gross margin
Open energy gross margin
Open wholesale gross margin
Open gross margin
Retail contribution margin
Wholesale open contribution margin
Open contribution margin
EBITDA
Adjusted EBITDA
Open EBITDA
Adjusted cash flow provided by (used in) continuing operations
Free cash flow provided by (used in) continuing operations
Adjusted net debt

2

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables.  Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release.  Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.

WEBCAST OF EARNINGS CONFERENCE CALL

Reliant Energy has scheduled its first-quarter 2007 earnings conference call for Thursday May 3, 2007, at 10 a.m. CT.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is also available at this Website address.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. In Texas, the company provides service to approximately 1.9 million retail electricity customers, including residential and small business customers and commercial, industrial, governmental and institutional customers. Reliant also serves commercial, industrial, governmental and institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit www.reliant.com.

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

3

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss or reference to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

###

4

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Operations

(Thousands of Dollars, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2007	2006

Revenues:
Revenues (including $14,570 and $149,506 unrealized gains on energy derivatives)	$2,362,601	$2,452,685

Expenses:
Purchased power, fuel and cost of gas sold (including $507,659 and $(126,038) unrealized gains (losses) on energy derivatives)	1,443,491	2,250,049
Operation and maintenance	230,741	185,555
Selling and marketing	29,940	23,997
Bad debt expense	16,017	10,804
Total	1,720,189	2,470,405
Contribution Margin	642,412	(17,720)

Other general and administrative	41,640	35,939
Western states and similar settlements	22,000	—
Gains on sales of assets and emission allowances, net	—	(151,476)
Depreciation and amortization	91,969	80,505
Total	155,609	(35,032)
Operating Income	486,803	17,312

Other Income (Expense):
Income of equity investment, net	1,160	326
Other, net	1,068	85
Income Before Interest and Taxes	489,031	17,723

Interest expense	(87,070)	(108,162)
Interest income	10,464	9,018

Income (Loss) from Continuing Operations Before Income Taxes	412,425	(81,421)
Income tax expense	152,062	57,646

Income (Loss) from Continuing Operations	260,363	(139,067)
Income (loss) from discontinued operations	(1,652)	4,980

Income (Loss) Before Cumulative Effect of Accounting Change	258,711	(134,087)
Cumulative effect of accounting change, net of tax	—	968
Net Income (Loss)	$258,711	$(133,119)

Basic Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.77	$(0.46)
Income (loss) from discontinued operations	(0.01)	0.02
Cumulative effect of accounting change, net of tax	—	—
Net income (loss)	$0.76	$(0.44)

Diluted Earnings (Loss) Per Share:
Income (loss) from continuing operations	$0.75	$(0.46)
Income (loss) from discontinued operations	(0.01)	0.02
Cumulative effect of accounting change, net of tax	—	—
Net income (loss)	$0.74	$(0.44)

Weighted Average Common Shares Outstanding (in thousands):
— Basic	339,345	305,631
— Diluted	349,452	305,631

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Millions of Dollars)

(Unaudited)

	Three Months Ended March 31,
	2007	2006	Change
Retail Energy:
Revenues	$1,701	$1,687	$14
Purchased power	909	1,694	(785)
Gross margin, including unrealized gains/losses on energy derivatives(1)	792	(7)	799

Operation and maintenance	61	51	10
Selling and marketing	30	24	6
Bad debt expense	17	14	3
Contribution margin, including unrealized gains/losses on energy derivatives - Retail Energy	684	(96)	780

Wholesale Energy:
Revenues	748	911	(163)
Purchased power, fuel and cost of gas sold	621	702	(81)
Gross margin, including unrealized gains/losses on energy derivatives and historical and operational wholesale hedges(1)	127	209	(82)

Operation and maintenance	170	134	36
Bad debt expense	(1)	(3)	2
Contribution margin, including unrealized gains/losses on energy derivatives and historical and operational wholesale hedges - Wholesale Energy	(42)	78	(120)

Other Operations:
Revenues	3	1	2
Purchased power, fuel and cost of gas sold	—	—	—
Gross margin(1)	3	1	2

Operation and maintenance	1	—	1
Contribution margin - Other Operations	2	1	1

Eliminations:
Revenues	(90)	(146)	56
Purchased power, fuel and cost of gas sold	(87)	(146)	59
Gross margin(1)	(3)	—	(3)

Operation and maintenance	(1)	—	(1)
Contribution margin	(2)	—	(2)

Consolidated:
Revenues	2,362	2,453	(91)
Purchased power, fuel and cost of gas sold	1,443	2,250	(807)
Gross margin, including unrealized gains/losses on energy derivatives(1)	919	203	716

Operation and maintenance	231	185	46
Selling and marketing	30	24	6
Bad debt expense	16	11	5
Contribution margin, including unrealized gains/losses on energy derivatives - Consolidated	642	(17)	659

Other general and administrative	41	35	6
Western states and similar settlements	22	—	22
Gains on sales of assets and emission allowances, net	—	(151)	151
Depreciation and amortization	92	81	11
Total	155	(35)	190
Operating income	487	18	469

Income of equity investment, net	1	—	1
Other, net	1	—	1
Income before interest and income taxes	489	18	471

Interest expense	(87)	(108)	21
Interest income	10	9	1
Income (loss) from continuing operations before income taxes	412	(81)	493
Income tax expense	152	58	94
Income (loss) from continuing operations	260	(139)	399
Income (loss) from discontinued operations	(1)	5	(6)
Cumulative effect of accounting change, net of tax	—	1	(1)
Net income (loss)	$259	$(133)	$392

(1)             Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted and Open

(Millions of Dollars)

(Unaudited)

	Three Months Ended March 31,
	2007	2006	Change
Retail Energy:
Gross margin, including unrealized gains/losses on energy derivatives(1)	$792	$(7)	$799
Unrealized (gains) losses on energy derivatives	(616)	64	(680)
Adjusted gross margin - Retail Energy	176	57	119

Operation and maintenance	61	51	10
Selling and marketing	30	24	6
Bad debt expense	17	14	3
Contribution margin - Retail Energy	68	(32)	100

Wholesale Energy:
Gross margin, including unrealized gains/losses on energy derivatives and historical and operational wholesale hedges(1)	127	209	(82)
Unrealized (gains) losses on energy derivatives	94	(87)	181
Historical and operational wholesale hedges	33	120	(87)
Open gross margin - Wholesale Energy	254	242	12

Operation and maintenance	170	134	36
Bad debt expense	(1)	(3)	2
Open contribution margin - Wholesale Energy	85	111	(26)

Other Operations:
Gross margin(1)	3	1	2
Operation and maintenance	1	—	1
Contribution margin - Other Operations	2	1	1

Eliminations:
Gross margin(1)	(3)	—	(3)
Operation and maintenance	(1)	—	(1)
Contribution margin	(2)	—	(2)

Consolidated:
Adjusted gross margin - Retail Energy	176	57	119
Open gross margin - Wholesale Energy	254	242	12
Gross margin - Other Operations	3	1	2
Gross margin - Eliminations	(3)	—	(3)
Open gross margin - Consolidated	430	300	130

Operation and maintenance	231	185	46
Selling and marketing	30	24	6
Bad debt expense	16	11	5
Open contribution margin - Consolidated	153	80	73

Other general and administrative	(41)	(35)	(6)
Income of equity investment, net	1	—	1
Other, net	1	—	1
Open EBITDA	114 (2)	45	69

Historical and operational wholesale hedges	(33)	(120)	87
Gains on sales of assets and emission allowances, net	—	151	(151)
Adjusted EBITDA	81	76	5

Unrealized gains on energy derivatives	522	23	499
Western states and similar settlements	(22)	—	(22)
EBITDA	581	99	482

Depreciation and amortization	(92)	(81)	(11)
Interest expense	(87)	(108)	21
Interest income	10	9	1
Income (loss) from continuing operations before income taxes	$412	$(81)	$493

(1)             Gross margin (revenues less purchased power, fuel and cost of gas sold) excludes depreciation, amortization, labor and other product costs.

(2)             Open EBITDA excludes $22 million for the Western states and similar settlements for the three months ended March 31, 2007.

 Reference is made to Reliant Energy, Inc.’s Annual Report

 on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Consolidated Balance Sheets

(Thousands of Dollars)

	March 31, 2007	December 31, 2006
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$488,046	$463,909
Restricted cash	10,838	24,980
Accounts and notes receivable, principally customer, net of allowance of $26,742 and $33,332	1,020,345	1,043,637
Inventory	243,043	275,437
Derivative assets	282,841	489,726
Margin deposits	349,736	452,605
Accumulated deferred income taxes	132,479	279,479
Prepayments and other current assets	145,756	141,016
Current assets of discontinued operations	2,567	2,460
Total current assets	2,675,651	3,173,249
Property, plant and equipment, gross	7,216,151	7,192,437
Accumulated depreciation	(1,509,961)	(1,450,442)
Property, Plant and Equipment, net	5,706,190	5,741,995

Other Assets:
Goodwill	379,644	381,594
Other intangibles, net	421,218	423,745
Derivative assets	232,456	203,857
Accumulated deferred income taxes	72,858	87,858
Prepaid lease	272,314	264,328
Other	286,996	290,507
Total other assets	1,665,486	1,651,889
Total Assets	$10,047,327	$10,567,133

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$359,745	$355,264
Accounts payable, principally trade	659,900	664,630
Derivative liabilities	511,565	1,164,809
Margin deposits	—	16,490
Other	424,025	488,764
Current liabilities of discontinued operations	3,382	3,286
Total current liabilities	1,958,617	2,693,243

Other Liabilities:
Derivative liabilities	323,262	420,534
Other	310,858	324,145
Total other liabilities	634,120	744,679

Long-term Debt	3,173,751	3,177,691
Commitments and Contingencies
Temporary Equity Stock-based Compensation	2,140	1,647
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 341,212,794 and 337,623,392 issued)	102	99
Additional paid-in capital	6,190,816	6,174,665
Retained deficit	(1,741,922)	(2,026,316)
Accumulated other comprehensive loss	(170,297)	(198,575)
Total stockholders’ equity	4,278,699	3,949,873
Total Liabilities and Equity	$10,047,327	$10,567,133

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
	2007	2006
	(in thousands)
Cash Flows from Operating Activities:
Net income (loss)	$258,711	$(133,119)
(Income) loss from discontinued operations	1,652	(4,980)
Net income (loss) from continuing operations and cumulative effect of accounting change	260,363	(138,099)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (Used in) Operating Activities:
Cumulative effect of accounting change	—	(968)
Depreciation and amortization	91,969	80,505
Deferred income taxes	147,422	55,238
Net changes in energy derivatives	(508,770)	(13,869)
Amortization of deferred financing costs	3,666	3,931
Gains on sales of assets and emission allowance, net	—	(151,476)
Income of equity investment, net	(1,160)	—
Other, net	6,803	1,328
Changes in other assets and liabilities:
Accounts and notes receivable and unbilled revenue, net	45,811	88,805
Inventory	22,263	26,291
Margin deposits, net	86,379	120,392
Net derivative assets and liabilities	(19,944)	(50,002)
Western states and similar settlements payments	(35,000)	(155,102)
Accounts payable	24,385	(75,817)
Other current assets	(4,741)	(3,120)
Other assets	(11,974)	(20,653)
Taxes payable/receivable	4,790	134
Other current liabilities	(82,471)	(6,543)
Other liabilities	5,691	10,636
Net cash provided by (used in) continuing operations from operating activities	35,482	(228,389)
Net cash provided by (used in) discontinued operations from operating activities	(1,664)	7,279
Net cash provided by (used in) operating activities	33,818	(221,110)
Cash Flows from Investing Activities:
Capital expenditures	(42,167)	(21,897)
Proceeds from sales of assets, net	—	1,238
Proceeds from sales of emission allowances	1	187,910
Purchases of emission allowances	(990)	—
Restricted cash	14,142	(33,739)
Other, net	—	2,500
Net cash provided by (used in) continuing operations from investing activities	(29,014)	136,012
Net cash provided by discontinued operations from investing activities	—	967,743
Net cash provided by (used in) investing activities	(29,014)	1,103,755
Cash Flows from Financing Activities:
Payments of long-term debt	(3,466)	(321,372)
Increase in short-term borrowings and revolving credit facilities, net	6,554	27,241
Payments of financing costs	(440)	—
Proceeds from issuances of stock	16,685	5,016
Net cash provided by (used in) continuing operations from financing activities	19,333	(289,115)
Net cash used in discontinued operations from financing activities	—	(638,000)
Net cash provided by (used in) financing activities	19,333	(927,115)
Net Change in Cash and Cash Equivalents	24,137	(44,470)
Cash and Cash Equivalents at Beginning of Period	463,909	88,397
Cash and Cash Equivalents at End of Period	$488,046	$43,927

Free Cash Flow Reconciliation

(Unaudited)

	Three Months Ended March 31,
	2007	2006
	(in millions)

Operating cash flow from continuing operations	$35	$(228)
Western states and similar settlements payments	57	155
Change in margin deposits, net	(86)	(120)
Adjusted cash flow provided by (used in) continuing operations	6	(193)
Capital expenditures	(42)	(22)
Proceeds from sales of emission allowances	—	188
Purchases of emission allowances	(1)	—
Free cash flow used in continuing operations	$(37)	$(27)

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Retail Energy Data

(Unaudited)

	Three Months Ended March 31,
	2007	2006	Change
	(in millions)

Mass gross margin	$160	$30	$130
Commercial and industrial gross margin	20	20	—
Market usage adjustments	(4)	7	(11)
Adjusted retail gross margin	176	57	119

Operation and maintenance	61	51	10
Selling and marketing	30	24	6
Bad debt expense	17	14	3
Retail contribution margin	68	(32)	100
Unrealized gains (losses) on energy derivatives	616	(64)	680
Total retail energy contribution margin, including unrealized gains/losses on energy derivatives	$684	$(96)	$780

	Three Months Ended March 31,
	2007	2006	Change
	(in millions)
Adjusted retail gross margin	$176	$57	$119
Unrealized gains (losses) on energy derivatives	616	(64)	680
Total retail energy gross margin, including unrealized gains/losses on energy derivatives	$792	$(7)	$799

	Three Months Ended March 31,
	2007	2006
	(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	2,690	2,913
Non-Houston	1,952	1,547
Small Business:
Houston	725	697
Non-Houston	333	296
Total Mass	5,700	5,453
Commercial and Industrial:
ERCOT(1)	7,857	7,496
Non-ERCOT	1,006	1,588
Total Commercial and Industrial	8,863	9,084

Market usage adjustments	(86)	7
Total	14,477	14,544

	Three Months Ended March 31,
	2007	2006
	(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	1,083	1,212
Non-Houston	555	472
Small Business:
Houston	121	136
Non-Houston	33	28
Total Mass	1,792	1,848
Commercial and Industrial:
ERCOT(1)	83	72
Non-ERCOT	1	2
Total Commercial and Industrial	84	74
Total	1,876	1,922

	March 31,	December 31,
	2007	2006
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	1,074	1,095
Non-Houston	566	547
Small Business:
Houston	118	124
Non-Houston	34	33
Total Mass	1,792	1,799
Commercial and Industrial:
ERCOT(1)	85	75
Non-ERCOT	2	1
Total Commercial and Industrial	87	76
Total	1,879	1,875

(1)    Includes customers of the Texas General Land Office for whom we provide services.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Wholesale Energy Data

(Unaudited)

	Three Months Ended March 31,
	2007		2006
	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation Volume(2):
PJM Coal	6,098.5	84%	5,844.9	81%
MISO Coal	2,181.5	81%	1,292.0	47%
PJM/MISO Gas	67.3	1%	38.2	0%
West	8.8	0%	924.9	13%
Other	1,337.0	65%	1,407.1	86%
Total	9,693.1	37%	9,507.1	36%

Commercial Capacity Factor(3):
PJM Coal	79.2%		86.1%
MISO Coal	61.3%		94.9%
PJM/MISO Gas	60.2%		15.7%
West	100.0%		99.9%
Other	90.8%		83.2%
Total	76.7%		87.9%

Generation Volume(4):	GWh		GWh
PJM Coal	4,832.3		5,030.6
MISO Coal	1,336.3		1,225.9
PJM/MISO Gas	40.5		6.0
West	8.8		924.0
Other	1,214.2		1,170.1
Total	7,432.1		8,356.6

Unit Margin ($/MWh)(5):
PJM Coal	$30.83		$27.63
MISO Coal	27.69		23.66
PJM/MISO Gas	24.69		—
West	NM (6)		1.08
Other	5.77		NM (6)
Weighted Average Total	$25.56		$20.10

	Three Months Ended March 31,
	2007	2006	Change
	(in millions)
Open energy gross margin(7):
PJM Coal	$149	$139	$10
MISO Coal	37	29	8
PJM/MISO Gas	1	—	1
West	(4)	1	(5)
Other	7	(1)	8
Total	190	168	22

Other margin(8):
PJM Coal	7	9	(2)
MISO Coal	2	1	1
PJM/MISO Gas	11	3	8
West	23	37	(14)
Other	21	24	(3)
Total	64	74	(10)

Open wholesale gross margin	254	242	12

Operation and maintenance	(170)	(134)	(36)
Bad debt expense	1	3	(2)

Wholesale open contribution margin	85	111	(26)

Historical and operational wholesale hedges
Power	(56)	(115)	59
Fuel	5	7	(2)
Tolling/Other	18	(12)	30
Total historical and operational wholesale hedges	(33)	(120)	87

Unrealized gains (losses) on energy derivatives	(94)	87	(181)

Total wholesale energy contribution margin, including unrealized gains/losses on energy derivatives and historical and operational wholesale hedges	$(42)	$78	$(120)

Open wholesale gross margin	$254	$242	$12
Historical and operational wholesale hedges	(33)	(120)	87
Unrealized gains (losses) on energy derivatives	(94)	87	(181)
Total wholesale energy gross margin, including unrealized gains/losses on energy derivatives and historical and operational wholesale hedges	$127	$209	$(82)

(1)             Represents economic generation volume (hours) divided by maximum generation hours (maximum plant capacity X 8,760 hours).

(2)             Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generatebased on the price of power, fuel, emission allowances and variable operating costs.

(3)             Generation volume divided by economic generation volume.

(4)             Excludes generation volume related to power purchase agreements, including tolling agreements.

(5)             Represents open energy gross margin divided by generation volume.

(6)             NM is not meaningful.

(7)             Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.
This figure excludes the effects of other margin and our historical and operational wholesale hedges.

(8)             Other margin represents power purchase agreements, capacity payments, ancillary revenues and selective commercial hedge strategies.

 Reference is made to Reliant Energy, Inc.’s Annual Report

 on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

PJM Coal and MISO Coal(1)

(Unaudited)

	Summer/Winter
	Average		Q1 economic generation		Q1 commercial		Q1 generation
	Capacity	Heat Rate	volume (GWh)		capacity factor		volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Cheswick	580	10.0	918.1	831.1	92.2%	99.5%	846.3	826.6
Conemaugh(2)	280	9.4	595.8	602.8	92.5%	95.6%	550.9	576.2
Elrama	465	11.3	847.5	840.5	72.0%	79.0%	609.8	664.0
Keystone(2)	282	9.5	586.8	567.6	67.5%	79.2%	395.8	449.5
Portland	400	10.1	679.7	616.4	79.4%	94.2%	539.8	580.8
Seward	521	9.7	1,066.1	1,109.2	53.5%	71.3%	570.8	790.7
Shawville(2)	566	10.3	1,044.9	965.1	94.5%	88.7%	987.7	856.2
Titus	246	10.8	359.6	312.2	92.1%	91.8%	331.2	286.6
PJM Coal Total	3,340		6,098.5	5,844.9	79.2%	86.1%	4,832.3	5,030.6

	Summer/Winter
	Average		Q1 economic generation		Q1 commercial		Q1 generation
	Capacity	Heat Rate	volume (GWh)		capacity factor		volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Avon Lake	721	9.8	1,304.6	803.0	47.5%	95.2%	619.7	764.1
New Castle	328	10.7	507.7	237.1	77.8%	93.3%	394.9	221.3
Niles	216	10.5	369.2	251.9	87.1%	95.5%	321.7	240.5
MISO Coal Total	1,265		2,181.5	1,292.0	61.3%	94.9%	1,336.3	1,225.9

(1)             Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)             The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

PJM/MISO Gas(1)

(Unaudited)

	Summer/Winter
	Average		Q1 economic generation		Q1 commercial		Q1 generation
	Capacity	Heat Rate	volume (GWh)		capacity factor		volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Aurora(2)	942	10.5	3.7	3.2	0.0%	0.0%	—	—
Blossburg	23	14.6	3.3	1.0	100.0%	100.0%	3.3	1.0
Brunot Island	315	10.4	0.8	—	100.0%	0.0%	0.8	—
Gilbert	614	11.0	8.2	28.9	65.9%	13.8%	5.4	4.0
Glen Gardner	184	14.6	0.2	0.2	100.0%	100.0%	0.2	0.2
Hamilton	23	14.8	—	—	0.0%	0.0%	—	—
Hunterstown	70	14.8	—	0.1	0.0%	100.0%	—	0.1
Hunterstown CCGT	833	7.0	44.2	—	55.7%	0.0%	24.6	—
Mountain	47	14.3	1.2	0.6	100.0%	100.0%	1.2	0.6
Orrtanna	23	14.4	0.4	—	100.0%	0.0%	0.4	—
Portland	185	11.2	3.2	0.2	100.0%	0.0%	3.2	—
Sayreville	264	13.8	0.7	0.4	0.0%	0.0%	—	—
Shawnee	23	14.0	0.1	—	100.0%	0.0%	0.1	—
Shawville 5-7(3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	35	17.4	—	—	0.0%	0.0%	—	—
Tolna	47	14.2	0.8	0.1	100.0%	100.0%	0.8	0.1
Werner	252	13.8	0.5	—	100.0%	0.0%	0.5	—
Shelby	356	9.8	—	3.5	0.0%	0.0%	—	—
PJM/MISO Gas Total	4,242		67.3	38.2	60.2%	15.7%	40.5	6.0

(1)             Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)             Excludes generation volume during periods the unit operated under power purchase agreements.

(3)             The Company leases a 100% interest in the Shawville facility under facility interest lease agreement, which expires in 2026.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

West and Other(1)

(Unaudited)

	Summer/Winter
	Average		Q1 economic generation		Q1 commercial		Q1 generation
	Capacity	Heat Rate	volume (GWh)		capacity factor		volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Bighorn(2)	598	7.2	—	918.7	0.0%	99.9%	—	917.8
Coolwater	622	10.1	—	—	0.0%	0.0%	—	—
Ellwood(2)	54	13.3	0.3	0.1	100.0%	0.0%	0.3	0.1
Etiwanda(2)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay(2)	560	10.9	8.5	6.1	100.0%	100.0%	8.5	6.1
Ormond Beach	1,516	9.6	—	—	0.0%	0.0%	—	—
West Total	3,990		8.8	924.9	100.0%	99.9%	8.8	924.0

	Summer/Winter
	Average		Q1 economic generation		Q1 commercial		Q1 generation
	Capacity	Heat Rate	volume (GWh)		capacity factor		volume (GWh)
Unit Name	(MW)	(MMBtu/MWh)	2007	2006	2007	2006	2007	2006

Channelview	830	6.1	1,336.9	1,403.3	90.8%	83.1%	1,214.1	1,166.3
Indian River(2)	587	10.5	0.1	—	100.0%	0.0%	0.1	—
Osceola	470	11.0	—	3.8	0.0%	100.0%	—	3.8
Other Total	1,887		1,337.0	1,407.1	90.8%	83.2%	1,214.2	1,170.1

(1)  Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)  Excludes generation volume during periods the unit operated under power purchase agreements.

Reference is made to Reliant Energy, Inc.’s Annual Report

 on Form 10-K for the year ended December 31, 2006.

Reliant Energy, Inc. and Subsidiaries

Adjusted Net Debt

(Unaudited)

(in millions)

March 31, 2007

Debt:
Senior secured revolver	$—
Senior secured term loans	400
Senior secured notes	1,850
Convertible senior subordinated notes	2
Orion Power 12% notes(1)	436
PEDFA fixed-rate bonds for Seward plant due 2036	500
Channelview	345
Retail working capital facility	—
Warrants	(1)
Other(2)	1
Total debt	3,533

REMA operating leases (off-balance sheet)	480
Total debt and debt equivalents(3)	4,013

Less:
Cash and cash equivalents	(488)
Restricted cash	(11)
Net margin deposits	(350)
Adjusted Net Debt	$3,164

(1)             Orion 12% notes include purchase accounting adjustments of $36 million.

(2)             Other subsidiary debt.

(3)             Debt equivalents include off-balance sheet REMA leases of $480 million.

Reference is made to Reliant Energy, Inc.’s Annual Report

on Form 10-K for the year ended December 31, 2006.

FOR ADDITIONAL INQUIRIES PLEASE CONTACT:

Dennis Barber

(713) 497-3042